UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2023

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)
(310)
481-8400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Name of each exchange on which registered	Ticker Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC
Securities registered pursuant to Section 12(g) of the Act:

Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interest
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Kilroy Realty Corporation:
Emerging growth company ☐
Kilroy Realty, L.P.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Kilroy Realty Corporation ☐ Kilroy Realty, L.P. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Executive Officer and Director Appointment
On December 6, 2023, the Board of Directors (“Board”) of Kilroy Realty Corporation (the “Company”) appointed Angela Aman to serve as Chief Executive Officer of the Company effective as of January 22, 2024 (the “Succession Date”).
On December 6, 2023, the Board also appointed Ms. Aman as a member of the Board to serve until the Company’s 2024 annual meeting of stockholders and until her successor is elected or qualified, or until her earlier death, resignation or removal, with such appointment to be effective on and subject to the occurrence of the Succession Date.
Ms. Aman, age 44, has served as President of Brixmor Property Group Inc. since September 2023 and as its Chief Financial Officer and Treasurer since May 2016, and served as an Executive Vice President from May 2016 until she became President. From August 2015 to May 2016, she served as Executive Vice President and Chief Financial Officer of Starwood Retail Partners. She joined Retail Properties of America, Inc. in July 2011 and from January 2012 to May 2015 she served as Executive Vice President, Chief Financial Officer and Treasurer, helping to oversee the company’s initial public offering. From June 2005 to July 2011, she was a member of the RREEF real estate securities team, serving as an investment analyst and later as a portfolio manager. From June 2001 to June 2005, she was a member of the real estate investment banking group at Deutsche Bank Securities, Inc. Ms. Aman currently serves on the Board of Trustees of Equity Residential, where she is the Chair of the Audit Committee. She received a B.S. in Economics from The Wharton School, University of Pennsylvania.
There are no arrangements or understandings between Ms. Aman and any other persons pursuant to which she was selected as an officer of the Company. There are also no family relationships between Ms. Aman and any director or executive officer of the Company, and Ms. Aman does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation
S-K.
On December 13, 2023, the Company, Kilroy Realty, L.P. (the “Operating Partnership”) and Ms. Aman entered into an Employment Agreement (the “Employment Agreement”) that provides for Ms. Aman’s employment with the Operating Partnership and to serve in the position of Chief Executive Officer of the Company beginning on the Succession Date. The Employment Agreement includes the following compensation and benefits for Ms. Aman while she serves in these positions:

•	Ms. Aman will be entitled to an annual base salary of $800,000, which may be increased (but not decreased) by the Board (or a committee thereof) from time to time.

•
Ms. Aman will be entitled to an annual incentive bonus opportunity based on the achievement of performance criteria to be established by the Board (or a committee thereof). Ms. Aman’s annual target and maximum bonus opportunities will be 175% and 262.5%, respectively, of her base salary for the corresponding fiscal year (with her bonus for 2024 to be not less than 50% of her target bonus for that year).

•
On or promptly following the Succession Date, the Company will grant Ms. Aman a stock unit award under the Company’s Amended and Restated 2006 Incentive Award Plan, as amended. The award will cover a number of shares of Company common stock equal to $4,000,000 divided by the closing price for a share of the Company’s common stock (in regular trading) on the New York Stock Exchange on the Succession Date (or, if the Succession Date is not a trading day, the last trading day prior to such date). The award will vest in one installment on the first anniversary of the Succession Date, subject to Ms. Aman’s continued employment through the vesting date, provided that the award shall vest in full if her employment with the Operating Partnership is terminated prior to that date and she would be entitled to the severance benefits described below in connection with that termination of employment.

•
Additional equity awards for Ms. Aman, commencing with awards for fiscal year 2024, will be in the discretion of the Board (or a committee thereof), provided that Ms. Aman’s annual equity award for each of fiscal year 2024 and 2025 will have a grant date fair value (as determined in accordance with the Company’s equity award valuation methodology used for its financial reporting purposes) of not less than $3,500,000.

•
Ms. Aman will be entitled to certain employee benefits, such as participation in the Company’s retirement and welfare benefit plans and programs, and fringe benefit plans and programs, made available to the Company’s executive officers generally.

•
In connection with her relocation to the Los Angeles area, Ms. Aman will also be entitled to reimbursement for (i) up to $15,000 per month for temporary corporate housing, (ii) up to $200,000 in the aggregate for travel and other relocation costs (plus reimbursement of her brokerage fee for the sale of her current principal residence), (iii) any deposits or tuition for private schools for her children for the current school year that cannot be recovered, and (iv) any taxes she may incur in connection with such reimbursements, provided that Ms. Aman must complete her relocation by July 31, 2024. Should Ms. Aman’s employment with the Operating Partnership terminate within one year after her relocation is completed (other than a termination by the Company without Cause, by her for Good Reason, or due to her death or Disability, as such terms are defined in the Employment Agreement), she will be required to repay the amount of these reimbursements to the Company.

The term of Ms. Aman’s employment under the Employment Agreement will be for an initial term commencing on the Succession Date and ending on March 31, 2028, with automatic one-year
renewals unless one party has provided the other party with at least 60 days’ advance notice of non-renewal
of the term and subject to earlier termination by either the Company (which term includes the Operating Partnership, as the context may require, for purposes of employment and severance benefit provisions) or Ms. Aman.
The Employment Agreement generally provides that if Ms. Aman’s employment with the Company is terminated by the Company without Cause or by Ms. Aman for Good Reason, Ms. Aman will be entitled to receive the following separation benefits: (1) a severance payment equal to two times the sum of her annual base salary and target annual incentive bonus, paid out in installments over the two-year
period following her separation date; (2) payment of any bonus due for a fiscal year that ended prior to her separation date plus a pro-rata
portion of her target bonus for the year in which her employment ends
(pro-rata
based on the number of days of employment during the year); and (3) payment or reimbursement of Ms. Aman’s premiums to continue healthcare coverage under COBRA for up to 18 months. However, if such a termination of Ms. Aman’s employment by the Company without Cause or by her for Good Reason occurs during the period within 60 days before a Change in Control (as defined in the Employment Agreement) of the Company or at any time after such a Change in Control, Ms. Aman will be entitled to (a) a severance payment equal to three times the sum of her annual base salary and her target annual incentive bonus (with such amount to be paid generally in a lump sum if the termination occurs on or with two years after the Change in Control); (b) payment of any bonus due for a fiscal year that ended prior to her separation date plus a pro-rata
portion of her target bonus for the year in which her employment ends
(pro-rata
based on the number of days of employment during the year); (c) payment or reimbursement of Ms. Aman’s premiums to continue healthcare coverage under COBRA for up to 18 months; (d) as to each then-outstanding equity-based award granted by the Company to Ms. Aman that vests based solely on continued service with the Company, accelerated vesting of the entire outstanding and unvested portion of the award; and (e) as to each outstanding equity-based award granted by the Company to Ms. Aman that is subject to performance-based vesting requirements, any service-based vesting requirement under the award will be deemed satisfied in full but the performance-based vesting measurement will still apply and will be treated as provided in the applicable award agreement. Ms. Aman’s receipt of the separation benefits described above is conditioned on her delivering a release of claims in favor of the Company. Ms. Aman is not entitled to a tax gross-up
payment if any of her benefits are subject to taxation under Sections 280G and 4999 of the Internal Revenue Code, but her benefits will be reduced to the extent necessary to avoid such taxes if such a reduction in benefits would put Ms. Aman in a better after-tax
position than receiving the benefits in full.
If Ms. Aman’s employment terminates due to her death or disability, she would be entitled to payment of any bonus due for a fiscal year that ended prior to her separation date plus a pro-rata
portion of her target bonus for the year in which her employment ends.

The foregoing description of the Employment Agreement is a summary, does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Transition Agreement with John B. Kilroy, Jr.
As previously disclosed in a Current Report on Form
8-K
filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 30, 2023, John B. Kilroy, Jr., the Company’s current Chief Executive Officer and Chair of the Board, announced his retirement as Chief Executive Officer of the Company as of December 31, 2023. In connection with Ms. Aman’s appointment as the Company’s Chief Executive Officer to start on January 22, 2024, Mr. Kilroy has agreed to continue his service as Chief Executive Officer of the Company until January 21, 2024 (the “Retirement Date”) and to provide consulting services to the Company following his Retirement Date.
On December 13, 2023, the Company, the Operating Partnership, and Mr. Kilroy entered into a Transition Agreement (the “Transition Agreement”). The Transition Agreement provides that Mr. Kilroy will receive a single payment of $172,000 as salary for serving as Chief Executive Officer in January 2024 through the Retirement Date and will not be entitled to any bonus, new equity award grant, or other new incentive compensation in his capacity as an employee during 2024. Mr. Kilroy will be entitled to the retirement benefits provided in his Employment Agreement with the Company and in the outstanding equity awards previously granted by the Company to Mr. Kilroy, provided that he remains employed with the Company through December 31, 2023 and satisfies the conditions set forth in the agreement.
In addition, pursuant to the Transition Agreement, Mr. Kilroy will continue to serve as a member of the Board and as Chair of the Board until the Company’s 2024 annual meeting of stockholders, subject to earlier termination in certain circumstances provided for in the Transition Agreement. Following the Retirement Date, Mr. Kilroy will be eligible for compensation for his service on the Board as a non-employee
director in accordance with the Company’s Director Compensation Policy (generally, a $70,000 annual retainer paid in quarterly installments and pro-rated
for the portion of the quarter served as a
non-employee
director, plus applicable committee fees for any Board committees on which Mr. Kilroy may serve; Mr. Kilroy would not be entitled to an equity award under the Company’s Director Compensation Policy for his service prior to the Company’s 2024 annual meeting of stockholders).
Pursuant to the Transition Agreement, Mr. Kilroy will also provide consulting services to the Company as described therein for the period commencing on the day after the Retirement Date and ending December 31, 2024, subject to earlier termination by the Company or Mr. Kilroy in certain circumstances provided for in the Transition Agreement (the “Consulting Period”). For the period from February 2024 through the month in which the Company’s 2024 annual meeting of stockholders occurs, Mr. Kilroy will be entitled to a consulting fee of $92,000 per month. His consulting fee will be $80,000 for each month in the Consulting Period thereafter. The monthly consulting fee will increase by $15,000 in certain circumstances where Mr. Kilroy no longer receives administrative support from the Company. In accordance with the Transition Agreement, so long as the Company provides certain releases of claims in favor of Mr. Kilroy, Mr. Kilroy’s benefits under the Transition Agreement are conditioned on his delivering certain releases of claims in favor of the Company.
The foregoing description of the Transition Agreement is a summary, does not purport to be complete and is qualified in its entirety by reference to the Transition Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On December 14, 2023, the Company issued a press release announcing the appointment of Ms. Aman as Chief Executive Officer and a member of the Board effective on the Succession Date. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form
8-K
and incorporated by reference.
The information being furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto) shall not be deemed “filed” for any purpose, including the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1 hereto) shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

10.1†*	Employment Agreement, dated December 13, 2023, among Angela Aman, Kilroy Realty Corporation and Kilroy Realty, L.P.

10.2†*	Transition Agreement, dated December 13, 2023, between John B. Kilroy, Jr., Kilroy Realty Corporation and Kilroy Realty, L.P.

99.1**	Press Release, dated December 14, 2023, issued by Kilroy Realty Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith
**	Furnished herewith
†	Management contract or compensatory plan or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation

Date: December 14, 2023

By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.

Date: December 14, 2023

	By:	Kilroy Realty Corporation
Its general partner

	By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller